                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             Johnson Outdoors Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                             JOHNSON OUTDOORS Logo

                             JOHNSON OUTDOORS INC.
                                1326 WILLOW ROAD
                          STURTEVANT, WISCONSIN 53177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2002

To the Shareholders of
  JOHNSON OUTDOORS INC.

     The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Tuesday, February 19, 2002 at 10:00 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, for the following purposes:

        1. To elect 6 directors to serve for the ensuing year.

        2. To consider and act upon a proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan to increase the number of shares of Class A common stock authorized for issuance from 150,000 to 210,000.

        3. To consider and act upon a proposed amendment to the Johnson Outdoors Inc. 1994 Non-Employee Director Stock Ownership Plan to increase the number of shares of Class A common stock authorized for issuance from 100,000 to 150,000.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on Thursday, December 13, 2001 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD FOR CLASS A COMMON STOCK AND/OR THE PROXY CARD FOR CLASS B COMMON STOCK IN THE RETURN ENVELOPE PROVIDED IN ORDER TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors

                                      /s/ PAUL A. LEHMANN
                                          PAUL A. LEHMANN
                                          Secretary

Sturtevant, Wisconsin
January 14, 2002

                             JOHNSON OUTDOORS INC.
                                1326 WILLOW ROAD
                          STURTEVANT, WISCONSIN 53177

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2002

     This Proxy Statement, which is first being mailed to shareholders on or about January 14, 2002, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Tuesday, February 19, 2002 at 10:00 a.m., local time, at the Company's Headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, and at any adjournment or postponement thereof ("Annual Meeting").

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice addressed to the Secretary at the Company's address shown above, or by giving notice in open meeting. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the Annual Meeting. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification.

     The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 13, 2001. On the record date, the Company had outstanding and entitled to vote 6,945,762 shares of Class A common stock and 1,222,729 shares of Class B common stock. Holders of Class A common stock are entitled to one vote per share for directors designated to be elected by holders of Class A common stock and for other matters. Holders of Class B common stock are entitled to one vote per share for directors designated to be elected by holders of Class B common stock and ten votes per share for other matters.

                             ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. Glenn N. Rupp, a director of the Company since 1997, will retire as a director at the Annual Meeting. The Company's Articles of Incorporation provide that holders of Class A common stock have the right to elect 25% of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will elect two directors and holders of Class B common stock will elect four directors. Terry E. London and John M. Fahey, Jr. (the "Class A Directors") are the nominees designated to be voted on by the holders of Class A common stock, and Samuel C. Johnson, Helen P. Johnson-Leipold, Thomas F. Pyle, Jr. and Gregory E. Lawton (the "Class B Directors") are the nominees designated to be voted on by the holders of Class B common stock.

     Proxies received from holders of Class A common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class A common stock and proxies received from holders of Class B common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class B common stock. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, any shares not voted on this matter (whether by abstention, broker non-vote or otherwise) will have no effect on the election of directors, except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

     Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                                                         BUSINESS EXPERIENCE                  DIRECTOR
                 NAME                    AGE            DURING LAST FIVE YEARS                 SINCE
                 ----                    ---            ----------------------                --------
Samuel C. Johnson......................  73     Chairman Emeritus of S.C. Johnson &             1970
                                                Son, Inc. (SCJ) (manufacturer of
                                                household maintenance and industrial
                                                products). Chairman of Johnson
                                                International (banking and insurance).
                                                Chairman of the Board of the Company
                                                from January 1994 to March 1999.
                                                Chairman of SCJ from 1988 until
                                                October 2000. Director of H.J. Heinz
                                                Company. Mr. Johnson is the father of
                                                Helen P. Johnson-Leipold.

Thomas F. Pyle, Jr.....................  60     Vice Chairman of the Board of the               1987
                                                Company since October 1997. Chairman
                                                of The Pyle Group since September 1996
                                                (financial services and investments).
                                                Chairman, President and Chief
                                                Executive Officer of Rayovac
                                                Corporation (manufacturer of batteries
                                                and lighting products) from 1982 until
                                                September 1996. Director of Sub Zero
                                                Corporation.

                                                         BUSINESS EXPERIENCE                  DIRECTOR
                 NAME                    AGE            DURING LAST FIVE YEARS                 SINCE
                 ----                    ---            ----------------------                --------
Helen P. Johnson-Leipold...............  44     Chairman and Chief Executive Officer            1994
                                                of the Company since March 1999. Vice
                                                President, Worldwide Consumer
                                                Products-Marketing of SCJ from
                                                September 1998 to March 1999. Vice
                                                President, Personal and Home Care
                                                Products of SCJ from October 1997 to
                                                September 1998. Executive Vice
                                                President -- North American Businesses
                                                of the Company from October 1995 until
                                                July 1997. Ms. Johnson-Leipold is the
                                                daughter of Samuel C. Johnson.
Gregory E. Lawton......................  51     President and Chief Executive Officer           1997
                                                of Johnson Wax Professional
                                                (manufacturer of industrial
                                                maintenance products) since January
                                                1999. President and Chief Executive
                                                Officer of NuTone, Inc. (manufacturer
                                                of ventilation fans, intercom systems
                                                and other home products) from July
                                                1994 to January 1999. Director of SCJ
                                                Commercial Markets, Inc., General
                                                Cable Corporation and Superior Metal
                                                Products, Inc.
Terry E. London........................  52     President of London Partners LLC since          1999
                                                July, 2001 (private investments). From
                                                May 1997 to July 2000, President and
                                                Chief Executive Officer and a Director
                                                of Gaylord Entertainment Company
                                                (Gaylord) (hospitality and
                                                attractions, creative content and
                                                interactive media). Executive Vice
                                                President and Chief Operating Officer
                                                of Gaylord from March 1997 to May
                                                1997. Senior Vice President and Chief
                                                Financial and Administrative Officer
                                                of Gaylord from September 1993 to
                                                March 1997.

                                                         BUSINESS EXPERIENCE                  DIRECTOR
                 NAME                    AGE            DURING LAST FIVE YEARS                 SINCE
                 ----                    ---            ----------------------                --------
John M. Fahey, Jr......................  49     President and Chief Executive Officer           2001
                                                and Chairman of the Executive
                                                Committee of the Board of Trustees of
                                                the National Geographic Society
                                                (Society) since March 1998 (nonprofit
                                                scientific and educational
                                                organization). From April 1996 to
                                                February 1998, President and Chief
                                                Executive Officer of NGV, Inc.
                                                (National Geographic Ventures, the
                                                Society's separate wholly-owned,
                                                taxable subsidiary). Director of Jason
                                                Foundation for Education.

COMMITTEES

     The Board of Directors has standing Executive, Audit, Compensation and Stock Committees and does not have a nominating committee.

     The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and, subject to certain limitations, has the power to exercise fully the powers of the Board of Directors. Present members of the Executive Committee are Messrs. Johnson (Chairman) and Pyle and Ms. Johnson-Leipold.

     The Audit Committee presently consists of Messrs. Rupp (Chairman), Pyle and London, each of whom is independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent auditors and internal auditors (if any); and (3) provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditors, and the Board of Directors.

     The Compensation Committee presently consists of Messrs. Pyle (Chairman), Rupp and London. The Compensation Committee determines all compensation and benefits, except for equity-based compensation, of the executive officers and key employees of the Company.

     The Stock Committee presently consists of Messrs. London (Chairman), Pyle and Rupp. The Stock Committee determines all equity-based compensation for executive officers and key employees of the Company. The Stock Committee administers the Johnson Outdoors Inc. Amended and Restated 1986 Stock Option Plan, the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan, the Johnson Outdoors Inc. 1994 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan.

     Committee assignments will be reviewed prior to or at the next meeting of the Board of Directors to be held in 2002.

AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board No. 1 ("Independence Discussions with Audit Committees").

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's consolidated financial statements.

     The Audit Committee reviewed the audited consolidated financial statements of the Company for the fiscal year ended September 28, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 28, 2001 for filing with the Securities and Exchange Commission.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                             The Audit Committee of the Board of
                                             Directors

                                             Glenn N. Rupp, Chairman
                                             Thomas F. Pyle, Jr.
                                             Terry E. London

MEETINGS AND ATTENDANCE

     During the year ended September 28, 2001, there were five meetings of the Board of Directors, four meetings of the Audit Committee, two meetings of the Compensation Committee, no meetings of the Stock Committee (all actions were taken by unanimous written consent) and no meetings of the Executive Committee. All directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which they serve with the exception of Mr. Rupp, who attended three of the five meetings of the Board of Directors and one of the two meetings of the Compensation Committee.

COMPENSATION OF DIRECTORS

     Retainer and Fees. Each director who is not an employee of the Company ("non-employee director") is entitled to receive an annual retainer of $20,000 and $1,000 for each meeting of the Board of Directors and each committee meeting attended. The Vice Chairman of the Board receives an additional annual retainer of $40,000. Non-employee directors are also entitled to receive an annual retainer for serving on committees of the Board of Directors as follows: the Chairman of each committee receives $3,500 and the other members each receive $1,000.

     Stock-Based Plans. The Company maintains the Johnson Outdoors Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan"), which was approved by shareholders on January 27, 1994. The 1994 Director Plan provides for up to 100,000 shares of Class A common stock to be issued to non-employee directors. The plan provides that upon first being elected or appointed as a director of the Company, and thereafter, on the first business day after the Company's annual meeting of shareholders, that each non-employee director of the Company automatically receives a combined stock option and restricted stock award in each year during the existence of the 1994 Director Plan. The award is intended to deliver a greater portion of director compensation in the form of equity, with the aggregate award providing an annual economic value of $20,000. The annual economic value is equally divided between restricted stock awards and stock options, with the basis for the division as follows: the restricted stock shares at the fair market value on date of award, and the stock options valued by an outside compensation consultant, based on a recognized stock option valuation model.

     The exercise price for options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant. The shares of Class A common stock granted to non-employee directors in the form of restricted stock awards, can not be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

     On February 1, 2001, 3,000 stock options and 1,600 shares of restricted stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton, Rupp and London).

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information at November 1, 2001 regarding the beneficial ownership of each class of the Company's common stock by each director (the ownership of Mr. Fahey is as of December 13, 2001 when he became a director), each person known by the Company to own beneficially more than 5% of either class of the Company's common stock, each executive officer named in the Summary Compensation Table set forth below, and all directors and executive officers as a group based upon information furnished by such persons. Except as indicated in the footnotes, the persons listed have sole voting and investment power over the shares beneficially owned.

                                              CLASS A COMMON STOCK(1)            CLASS B COMMON STOCK(1)
                                          -------------------------------    -------------------------------
                                                            PERCENTAGE OF                      PERCENTAGE OF
                                          NUMBER OF             CLASS        NUMBER OF             CLASS
            NAME AND ADDRESS               SHARES            OUTSTANDING      SHARES            OUTSTANDING
            ----------------              ---------         -------------    ---------         -------------
Samuel C. Johnson.......................  2,541,517(2)(3)       36.6%        1,062,330(2)(4)       86.9%
  4041 North Main Street
  Racine, Wisconsin 53402
Imogene P. Johnson......................     33,043(4)             *         1,037,330(4)          84.8
  4041 North Main Street
  Racine, Wisconsin 53402

                                              CLASS A COMMON STOCK(1)            CLASS B COMMON STOCK(1)
                                          -------------------------------    -------------------------------
                                                            PERCENTAGE OF                      PERCENTAGE OF
                                          NUMBER OF             CLASS        NUMBER OF             CLASS
            NAME AND ADDRESS               SHARES            OUTSTANDING      SHARES            OUTSTANDING
            ----------------              ---------         -------------    ---------         -------------
JWA Consolidated, Inc...................    114,464(5)           1.6         1,037,330(4)          84.8
  4041 North Main Street
  Racine, Wisconsin 53402
Johnson Trust Co........................    517,367(6)           7.4           142,616(6)          11.7
  4041 North Main Street
  Racine, Wisconsin 53402
Helen P. Johnson-Leipold................    516,280(5)(7)(8)     7.4         1,056,722(4)(6)(8)    86.4
  4041 North Main Street
  Racine, Wisconsin 53402
Dimensional Fund Advisors Inc...........    544,500(9)           7.8(9)             --               --
  1299 Ocean Avenue
  Santa Monica, CA 90401
Patrick J. O'Brien......................     95,994(10)          1.4                --               --
Mamdouh Ashour..........................     76,599(11)          1.1                --               --
Thomas F. Pyle, Jr......................     23,729(12)            *                --               --
Gregory E. Lawton.......................      8,100(13)            *                --               --
Glenn N. Rupp...........................      8,100(13)            *                --               --
Terry E. London.........................      8,100(13)            *                --               --
Paul A. Lehmann.........................        261(14)            *                --               --
John M. Fahey, Jr.......................      1,348                *                --               --
All directors and executive officers as
  a group (10 persons)..................  3,280,028(4)(5)(6)     47.2        1,081,722(2)(4)       88.5
                                                   (8)(15)                            (6)(8)

---------------
  *  The amount shown is less than 1% of the outstanding shares of such class.

 (1) Shares of Class B common stock ("Class B Shares") are convertible on a share-for-share basis into shares of Class A common stock ("Class A Shares") at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table do not include Class A Shares which may be acquired upon the conversion of Class B Shares.

 (2) Shares reported by Mr. Johnson include 98,000 Class A Shares and 1,037,330 Class B Shares over which Mr. Johnson may be deemed to share voting power and investment power. The 98,000 Class A Shares are held of record by a corporation controlled by Mr. Johnson through various trusts. The 1,037,330 Class B Shares are held of record by the Johnson Outdoors Inc. Class B Common Stock Voting Trust ("Voting Trust") of which certain trusts of which Mr. Johnson serves as sole trustee are Voting Trust unit holders. Mr. Johnson owns 1,897,477 Class A Shares and 47,046 Class B Shares as sole trustee of a trust for his benefit and reports beneficial ownership of the remaining Class A Shares and Class B Shares indirectly as the sole trustee of a trust for the benefit of Mr. Johnson, members of his family or related entities (the "Johnson Family"), as the sole trustee of a shareholder of certain corporations, or pursuant to options to acquire Class A Shares. Not included in the number of Class A Shares or Class B Shares beneficially owned by Mr. Johnson are Class A Shares or Class B Shares held by Mr. Johnson's wife, Imogene P. Johnson, by family partnerships of which Mr. Johnson is not a general partner, or does not directly or indirectly control a general partner, by corporations in which all of the common stock is beneficially owned by Mr. Johnson's adult children or by Johnson Trust Company, Inc. ("JT"), except as otherwise noted.

 (3) Includes options to acquire 5,948 Class A Shares, which options are exercisable within 60 days.

 (4) Shares reported by Mrs. Johnson include 1,037,330 Class B Shares directly held by the Voting Trust and over which Mrs. Johnson has shared voting power and shared investment power as sole trustee of the Voting Trust, and all of which are also reported as beneficially owned by Mr. Johnson, Ms. Johnson-Leipold and JWA Consolidated, Inc. as Voting Trust unit holders. Mrs. Johnson reports the remaining shares as personally owned.

 (5) The 114,464 Class A Shares are also reported as beneficially owned by Ms. Johnson-Leipold as sole trustee of the Samuel C. Johnson Family Trust, which controls JWA Consolidated, Inc.

 (6) Includes 467,851 Class A Shares and 75,992 Class B Shares over which JT has shared voting power and shared investment power, of which 19,392 Class B Shares are also reported as beneficially owned by Ms. Johnson-Leipold. JT reports beneficial ownership of the Class A Shares and Class B Shares reflected in the table as sole trustee of various trusts principally for the benefit of members of the Johnson Family. Mr. Johnson is directly or indirectly the controlling shareholder of JT.

 (7) Includes options to acquire 91,666 Class A Shares, which options are exercisable within 60 days and 2,516 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

 (8) Includes 272,586 Class A Shares and 1,056,722 Class B Shares over which Ms. Johnson-Leipold has shared voting power and shared investment power, all of which are reported as beneficially owned by JT. Ms. Johnson-Leipold beneficially owns such Class A Shares and Class B Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by the Johnson Family and as a controlling shareholder, with trusts for the benefit of Mr. Johnson and his adult children, of certain corporations.

 (9) The information is based on a report on Schedule 13G, dated December 31, 2000, filed by Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional") with the Securities and Exchange Commission. Dimensional reported sole voting and sole dispositive power with respect to all of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(10) Includes options to acquire 89,665 Class A Shares, which options are exercisable within 60 days, and 1,079 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

(11) Includes 1,800 Class A Shares over which Mr. Ashour has sole voting and investment power as sole trustee of a trust for his family members and options to acquire 60,499 Class A Shares, which options are exercisable within 60 days.

(12) Includes options to acquire 15,948 Class A Shares, which options are exercisable within 60 days.

(13) Includes options to acquire 5,000 Class A Shares, which options are exercisable within 60 days.

(14) Includes 261 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

(15) Includes options to acquire 278,726 Class A Shares for all officers and directors as a group, which options are exercisable within 60 days.

     At November 1, 2001, the Johnson Family beneficially owned 3,285,346 Class A Shares, or approximately 47.3% of the outstanding Class A Shares, and 1,168,366 Class B Shares, or approximately 95.6% of the outstanding Class B Shares.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for all compensation and benefits provided to the Company's Chief Executive Officer, other executive officers and key employees, except for equity-based compensation. All equity-based compensation decisions are made by the Stock Committee of the Board of Directors, which is comprised of the members of the Compensation Committee. Set forth below is a report explaining the rationale underlying fundamental executive compensation decisions affecting the Company's executive officers, including the executive officers named in the Summary Compensation Table (the "Named Executive Officers").

OVERALL COMPENSATION PHILOSOPHY

     The Company's program is designed to align compensation with Company performance, business strategy, Company values and management initiatives. The Company's overall compensation objectives will provide a competitive total compensation program designed to attract and retain high quality individuals and maintain a performance oriented culture that fosters increased shareholder value. The compensation policy is as follows:

     - Base salaries will be targeted at a level that allows the Company to attract, retain, and motivate, with the framework for such decisions based on a review of the appropriate labor markets.

     - Incentive plans will be targeted above the competitive median and will be widely used so that employees participate based on relevant Company, team and individual performance.

     - All compensation programs will be designed to add shareholder value.

     The Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals and the executive's success in meeting specific performance goals. As an executive's level of responsibility increases, a greater portion of total compensation is based on performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual's compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the executive's role and relative impact on business results.

     The Compensation Committee continually monitors the operation of the Company's executive compensation program. This monitoring includes a biannual report from independent compensation consultants assessing the effectiveness of the Company's compensation program by comparing the Company's executive compensation to a general industry group that is reflective of the national labor market from which many companies recruit for executive and managerial talent (the "Comparator Group"). The Compensation Committee reviews the selection of companies used for this analysis and believes that these companies fairly represent the Company's competitors for executive talent.

     The Compensation Committee determines the compensation of the Chief Executive Officer and sets policies for, reviews and approves the recommendations of management (subject to such adjustments as may be deemed appropriate by the Committee) with respect to the compensation awarded to other executive officers and other key employees (including the other Named Executive Officers).

     The key elements of the Company's executive compensation program consist of base salary, annual bonus and long-term stock incentives. Senior executive compensation packages are increasingly weighted toward programs contingent upon the Company's performance. As a result, actual compensation levels of senior executives in any particular year may vary within the range of compensation levels of the competitive marketplace based on the Company's actual performance and its prior year's financial results. Although the Compensation Committee believes strongly in offering compensation opportunities competitive with those of comparable members in the Company's industry, the most important considerations in setting annual compensation are Company performance and individual contributions. A general description of the elements of the Company's compensation package, including the basis for the compensation awarded to the Company's Chief Executive Officer for 2001, follows.

BASE SALARY

     Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned to be competitive with comparable positions in the Comparator Group. The Compensation Committee annually reviews each executive officer's base salary. In determining salary adjustments for executive officers, the Committee considers various factors, including the individual's performance and contribution, the average percentage pay level for similar positions and the Company's performance. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures such as improvements in product quality, manufacturing efficiency gains and the enhancement of relations with Company customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

     Effective January 1, 2001, Ms. Johnson-Leipold's annualized base salary was increased from $397,500 to $420,000 to reflect the Compensation Committee's assessment of the factors listed above.

BONUS PROGRAM

     The Compensation Committee recognizes the importance of aligning executive compensation with the interests of the shareholders and believes that improvement in economic value provides an excellent measure of shareholder returns. Accordingly, the Board of Directors adopted the Johnson Outdoors Key Executive Bonus Plan ("Plan") in fiscal 2001. The Plan is comprised of two elements which are as follows:

     - Achievement of personalized individual objectives; and

     - Performance against the Company's Johnson Value Measurement ("JVM") matrix.

     The use of individual objectives allows for the establishment of goals that each Plan participant can best impact, which include, but are not limited to: profitability, sales growth, operations efficiency, market share growth, organizational development, or new item introductions.

     The "JVM" component is aimed directly at improving economic value. For fiscal year 2001, the matrix included goals for sales growth and return on capital. The annual award is derived from a matrix of potential levels of achievement against flexible, annually established goals that take into consideration factors such as past performance, current market conditions, competition, growth, capital structure needs, and return on operating capital. The goals support the attainment of increased shareholder returns while responding to changes both in the Company's business and the overall business environment.

     Against target, individual payouts range from 0-200%, and, in all cases, the greater percentage of bonus targets are Johnson Value Measurement ("JVM") based.

     The Company's executive officers are included in the Plan. Target bonuses ranging from 40% to 100% of an executive's base salary are established by the Compensation Committee for each executive officer at the beginning of the year. Target award opportunities are competitive with industry practices. The Plan includes approximately 100 participants.

     The Compensation Committee retains the final authority to approve individual bonuses and may, at its sole discretion, reduce or eliminate bonuses determined under the Plan formula. In 2001, the Compensation Committee approved a bonus of $41,023 for Ms. Johnson-Leipold.

LONG-TERM STOCK INCENTIVES

     Long-term stock incentives are designed to encourage and create significant ownership of Company stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. Another objective of long-term stock incentives is to encourage and reward executives for long-term strategic management and the enhancement of shareholder value. The Company's equity-based award practices are designed to be competitive with those offered by other recreation and sporting goods companies and other leading manufacturing companies in Wisconsin. To this end, the Stock Committee considers recommendations from the Company's independent compensation consultants in determining the level of equity-based awards. The Company currently grants two forms of long-term stock incentives: stock options and, on a more selective basis, restricted stock.

     Stock Options. Under the Company's 2000 Long-Term Stock Incentive Plan, 1994 Long-Term Stock Incentive Plan and the 1986 Stock Option Plan, nonqualified stock options have been the primary form of long-term incentive compensation. Options typically are granted annually, with the size of grants varying based on several factors, including the executive's level of responsibility and past contributions to the Company as well as the practices of peer companies. Consideration is also given to a person's potential for future responsibility and promotion. The number of shares covered by grants generally reflects competitive industry practices. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant. Stock options granted in 2000 vest ratably over a three year period. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     Stock option grants in 2001 reflect the considerations discussed above. On December 11, 2000, Ms. Johnson-Leipold received options to purchase 30,000 shares at an exercise price of $5.3125 per share.

     Restricted Stock. The Company has a Restricted Stock Plan, which was adopted in 1986. The 2000 Long-Term Stock Incentive Plan and the 1994 Long-Term Stock Incentive Plan also allow for the issuance of restricted stock. Under these plans, grants are made on a highly selective basis to executive officers. From time to time, current executives may receive grants of restricted stock to recognize corporate successes and individual contributions. The Stock Committee decides appropriate award amounts based on the circumstances of the situation (for example, in the case of a new hire, the level of the position to be filled and the qualifications of the executive sought to fill that role).

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     It is anticipated that all 2001 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code and therefore the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

COMPENSATION COMMITTEE

    Thomas F. Pyle, Jr. (Chairman)
     Glenn N. Rupp
     Terry E. London

SUMMARY COMPENSATION INFORMATION

     The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Chief Executive Officer and each of the Company's executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                   ------------------------
                                              ANNUAL COMPENSATION                                SECURITIES
                                -----------------------------------------------    RESTRICTED    UNDERLYING
                                                                 OTHER ANNUAL        STOCK         STOCK          ALL OTHER
NAME AND PRINCIPAL POSITION(S)  YEAR     SALARY     BONUS(6)    COMPENSATION(7)    AWARDS(8)      OPTIONS      COMPENSATION(9)
------------------------------  ----     ------     --------    ---------------    ----------    ----------    ---------------
Helen P. Johnson-Leipold......  2001    $414,375    $41,023         $    --              --        30,000          $55,513
Chairman and Chief              2000     391,875    372,900              --              --        30,000           53,490
Executive Officer(1)            1999     199,000(5) 130,200              --         132,400(5)     85,000           25,800
Patrick J. O'Brien............  2001     307,230     79,519              --              --        25,000           40,578
President and Chief             2000     290,500    248,900              --              --        25,000           40,050
Operating Officer(2)            1999     132,600     73,700              --          24,600        97,000           16,300
Paul A. Lehmann...............  2001      96,461     18,100              --              --        20,000           10,117
Vice President and              2000          --         --              --              --            --               --
Chief Financial Officer,        1999          --         --              --              --            --               --
Secretary(3)
Mamdouh Ashour................  2001     272,750     95,899          65,020              --        10,000          232,456
Group Vice President            2000     261,625    147,300          71,200              --         8,500          209,410
and President --                1999     257,500         --          48,600              --         7,500          143,900
Worldwide Diving(4)

FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) Ms. Johnson-Leipold has been Chairman and Chief Executive Officer since March 1999.

(2) Mr. O'Brien has been President and Chief Operating Officer since April 1999.

(3) Mr. Lehmann has been Vice President and Chief Financial Officer since May 2001.

(4) Mr. Ashour has been a Group Vice President of the Company since October 1997 and President -- Worldwide Diving since August 1996. From 1994 to August 1996, he served as President of Scubapro Europe.

(5) Does not include restricted stock awards or amounts paid for services as a director of the Company during the applicable year. No such awards were granted or services paid while Ms. Johnson-Leipold was an employee of the Company.

(6) The amounts in the table for the year ended September 28, 2001 consist of amounts accrued under the bonus program.

(7) The amounts in the table consist of reimbursements for the payment of U.S. taxes by Mr. Ashour. The amount of the perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers is less than the lesser of $50,000 or 10% of the total annual salary and bonus paid to such Named Executive Officer.

(8) The amounts in the table reflect the market value on the date of grant (net of any consideration paid by the Named Executive Officer) of restricted shares of Class A common stock awarded under the 1994 Long-Term Stock Incentive Plan. The number of restricted (unvested) shares held by the Named

    Executive Officers and the market value of such shares (net of any consideration paid by the Named Executive Officers) as of September 28, 2001 were as follows: Ms. Johnson-Leipold, 5,000 shares ($32,100) and Mr. O'Brien 1,000 shares ($6,400). Ms. Johnson-Leipold received an award of 15,000 shares of restricted stock on March 22, 1999. Mr. O'Brien received an award of 3,000 shares of restricted stock on April 12, 1999. One-third of the shares awarded to Ms. Johnson-Leipold and Mr. O'Brien vest on each successive anniversary of the date of award. Holders of restricted shares are entitled to receive dividends, if any, on such shares.

(9) The amounts in the table for the year ended September 28, 2001 consist of the following:

     (a) Amounts to be credited for qualified retirement contributions are $13,600 for Ms. Johnson-Leipold, $13,600 for Mr. O'Brien, $7,717 for Mr. Lehmann and $13,600 for Mr. Ashour.

     (b) Company matching contributions to the executives' 401(k) plan accounts during the year ended September 28, 2001 of $5,250 for Ms. Johnson-Leipold, $5,250 for Mr. O'Brien, $2,400 for Mr. Lehmann and $5,250 for Mr. Ashour.

     (c) Company contributions to the executives' non-qualified plan accounts during the year ended September 28, 2001 of $36,663 for Ms. Johnson-Leipold, $21,728 for Mr. O'Brien, $0 for Mr. Lehmann and $14,648 for Mr. Ashour.

     (d) $198,958 paid to Mr. Ashour for expatriate cost of living and income tax allowances.

STOCK-BASED COMPENSATION

     The following table provides details regarding stock options granted to the Named Executive Officers in fiscal 2001 under the Johnson Outdoors Inc. 1994 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan. In addition, this table shows hypothetical gains that would exist for the respective options granted to the Named Executive Officers. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                          OPTION GRANTS IN FISCAL 2001

                                                                                           POTENTIAL REALIZABLE VALUES
                             NUMBER OF                                                       AT ASSUMED ANNUAL RATES
                             SECURITIES      % OF TOTAL                                    OF STOCK PRICE APPRECIATION
                             UNDERLYING    OPTIONS GRANTED    EXERCISE OR                        FOR OPTION TERM
                              OPTIONS      TO EMPLOYEES IN    BASE PRICE     EXPIRATION    ---------------------------
           NAME               GRANTED        FISCAL YEAR       ($/SHARE)        DATE           5%              10%
           ----              ----------    ---------------    -----------    ----------        --              ---
Helen P Johnson-Leipold....    30,000(1)        13%             $5.3125       12/11/10      $100,230         $254,003
Patrick J. O'Brien.........    25,000(1)         11              5.3125       12/11/10        83,525          211,669
Paul A. Lehmann............    20,000(2)          9               6.140         5/7/11        72,993          188,968
Mamdouh Ashour.............    10,000(1)          4              5.3125       12/11/10        33,410           84,668

---------------
(1) One-third of the options vest and become exercisable each successive year after grant, commencing December 11, 2001.

(2) One-third of the options vest and become exercisable each successive year after grant, commencing May 7, 2002.

     The following table shows stock option exercises by the Named Executive Officers during fiscal 2001. In addition, this table includes the number of shares remaining covered by both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of September 28, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the September 28, 2001 closing price of the Class A common stock of $6.47.

                 AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND
                       FISCAL 2001 YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED               IN-THE-MONEY
                                   SHARES                        OPTIONS AT 9/28/01              OPTIONS AT 9/28/01
                                  ACQUIRED       VALUE      ----------------------------    ----------------------------
            NAME                 ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                 -----------    --------    -----------    -------------    -----------    -------------
Helen P Johnson-Leipold......        --            $--        71,666          78,334            $--             $--
Patrick J. O'Brien...........        --            --         72,999          74,001            --              --
Paul A. Lehmann..............        --            --              0          20,000            --              --
Mamdouh Ashour...............        --            --         51,833          18,167            --              --

TOTAL SHAREHOLDER RETURN

     The graph below compares on a cumulative basis the yearly percentage change since September 27, 1996 in (a) the total return to shareholders on the Class A common stock with (b) the total return on the Nasdaq Stock Market-U.S. Index;
(c) the total return on the Russell 2000 Index and (d) the total return on a self-constructed peer group index. The peer group consists of the Company, K2, Inc., Brunswick Corporation and Huffy Corporation. The graph assumes $100 was invested on September 27, 1996 in Class A common stock, the Nasdaq Stock Market-U.S. Index, the Russell 2000 Index and the peer group index.

                                  [LINE GRAPH]

                                     9/27/96     10/3/97    10/2/98    10/1/99    9/29/00    9/28/01
                                     -------     -------    -------    -------    -------    -------
Johnson Outdoors...................  $100.00     $119.30    $59.65     $62.72     $48.69     $ 45.41
Nasdaq Market Index (U.S.).........   100.00     139.41     132.51     226.42     301.57      123.27
Russell 2000 Index.................   100.00     135.23     104.09     127.64     158.91      125.21
Peer Group.........................   100.00     142.19      63.25      95.24      75.41       66.67

                       AMENDMENT OF JOHNSON OUTDOORS INC.
                      1987 EMPLOYEES' STOCK PURCHASE PLAN

GENERAL

     The proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan (the "1987 Plan") would increase the number of shares reserved for issuance under the 1987 Plan from 150,000 to 210,000.

     The 1987 Plan was originally adopted by the Board of Directors on December 11, 1987 and approved by the shareholders on January 28, 1988. The Board of Directors approved the above amendment to the 1987 Plan on September 24, 2001, subject to shareholder approval.

PURPOSE

     The purpose of the 1987 Plan is to provide employees of the Company and its subsidiaries with the opportunity to purchase shares of Class A common stock and thereby share in the ownership of the Company.

ADMINISTRATION

     The 1987 Plan is required to be administered by a committee of the Board (the "Committee") consisting of not less than two directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act. The Stock Committee currently serves as the administrator of the 1987 Plan. Among other functions, the Committee has authority to establish the terms and conditions for grants of purchase rights and adopt such rules or regulations which may be necessary or advisable for the operation of the 1987 Plan.

STOCK SUBJECT TO PLAN

     The 1987 Plan currently reserves 150,000 shares of Class A common stock for issuance under the 1987 Plan, subject to appropriate adjustment in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. As of September 28, 2001, 16,792 shares remained available for future grants of purchase rights. The proposed amendment reserves 60,000 additional shares of Class A common stock for issuance under the 1987 Plan. The proposed increase reflects the need for additional shares for future purchase rights.

ELIGIBILITY

     The 1987 Plan currently provides that all full-time employees of corporations (from the group consisting of the Company, its parent and subsidiary corporations) designated by the Committee may participate (approximately 1,000 persons), other than any highly compensated employee who is a president, vice president or director level employee. No employee may participate if he would own, directly or indirectly, 5% or more of the total combined voting power or value of all classes of Company common stock.

AWARDS UNDER THE 1987 PLAN

     Rights to purchase a maximum of 250 shares (unless otherwise determined by the Committee) will be granted to eligible employees on such dates as may be determined by the Committee. The purchase price per share will be the lesser of either 85% of the fair market value of the Class A common stock on the first day of the offer and 85% of the fair market value of the Class A common stock at the end of the Purchase Period (as defined below). The Committee may specify the aggregate number of shares of Class A common stock available for purchase by all eligible employees during a Purchase Period.

EXERCISE

     All purchase rights are exercisable, in whole or in part, at any time during the 30-day period following the date of grant (the "Purchase Period"); provided, however, that no employee may exercise his purchase rights for less than the minimum number of shares designated by the Committee and provided, further, that an exercise will not be effective until the last day of the Purchase Period. Each purchase right granted under the 1987 Plan will expire at the end of the Purchase Period.

     In the event the employees exercise rights to purchase an aggregate number of shares in excess of the maximum number available during a Purchase Period, the Committee may adjust the number of shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Committee may establish.

TERMINATION AND AMENDMENT

     The 1987 Plan will terminate on such date as may be determined by the Board of Directors. The Board of Directors may amend or terminate the 1987 Plan, provided that unless approved by the shareholders, no amendment will (i) increase the maximum number of shares of Class A common stock which may be purchased under the 1987 Plan, except as permitted by the anti-dilution provisions of the 1987 Plan; (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the 1987 Plan.

LIMITS ON TRANSFERABILITY

     Purchase rights are not transferable other than by will or the laws of descent and distribution and are exercisable during an employee's lifetime only by the employee. In the event of termination of employment of an employee, all rights of the employee under the 1987 Plan will terminate.

FEDERAL INCOME TAX CONSEQUENCES

     No income is recognized by an employee on the grant or exercise of a purchase right granted under the 1987 Plan. If the shares acquired upon exercise are held for at least two years from the date of grant and one year from the date of exercise, or in the event of the employee's death (whenever occurring) while owning the shares, the lesser of the discount portion of the option price (discount from fair market value at time of grant) or the actual gain will be ordinary income (however, the Company will not be allowed a deduction for this amount); any excess will be a long-term capital gain (in the case of a sale) or eligible for a step-up in basis in accordance with rules normally applicable with respect to stock held by a decedent on death. If the stock is disposed of prior to the expiration of the above holding periods (other than on account of death), the excess of the fair market value at the time of exercise over the option price will be treated as ordinary income to the employee and the Company will be allowed a deduction in this amount. Any additional gain is a long-term or short-term capital gain depending on the holding period. If the amount realized on the sale is less than the fair market value at the time of exercise, the amount of ordinary income (and amount deductible by the Company) is limited to the amount of gain realized.

FUTURE GRANTS

     It is anticipated that none of the Company's executive and senior officers, including the Named Executive Officers, will participate in the 1987 Plan. It is presently anticipated that all other employees will be given the opportunity to purchase shares under the 1987 Plan in 2002.

     On December 13, 2001, the last reported sales price per share of the Class A common stock on The Nasdaq Stock Market(R) was $7.35.

VOTE REQUIRED

     The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendment to the 1987 Plan; provided that a majority of the outstanding shares of the Company's common stock are voted on the proposal. Assuming such proviso is met, any shares not voted at the meeting (whether by broker non-votes or otherwise, except abstention) have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

     The Board recommends a vote "FOR" the proposed amendment to the 1987 Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendment, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

                     AMENDMENT TO THE JOHNSON OUTDOORS INC.
                1994 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

GENERAL

     The proposed amendment to the Johnson Outdoors Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan") would increase the number of shares reserved for issuance under the 1994 Director Plan from 100,000 to 150,000.

     The 1994 Director Plan was originally adopted by the Board of Directors on December 10, 1993 and approved by the shareholders on January 27, 1994. The Board of Directors approved the above amendment to the 1994 Director Plan on December 13, 2001, subject to shareholder approval.

     The 1994 Director Plan provides for the granting of nonqualified stock options and restricted stock to non-employee directors of the Company. Of the 100,000 shares currently authorized for issuance under the 1994 Director Plan, approximately 30,500 shares are available for grants of options and restricted stock.

PURPOSE

     The purpose of the amendment is to make additional shares available for issuance under the 1994 Director Plan as a means to promote the long-term growth and financial success of the Company by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its shareholders.

ADMINISTRATION

     Each non-employee director automatically receives grants of specified awards under the 1994 Director Plan. Accordingly, the 1994 Director Plan is intended to be self-governing. Any questions of interpretation are resolved by the Board.

STOCK SUBJECT TO PLAN

     The 1994 Director Plan currently reserves 100,000 shares of Class A common stock for issuance, subject to appropriate adjustments in the event of payment of stock dividends or changes in the common stock by reason of a stock split, reorganization, recapitalization, merger, consolidation or similar event. The proposed amendment reserves 50,000 additional shares of Class A common stock for issuance under the 1994 Director Plan.

TERMS OF AWARDS

     Participants. Each director of the Company who is not also an employee of the Company automatically participates in the 1994 Director Plan. The Company currently has six directors entitled to receive awards under the 1994 Director Plan.

     The plan provides that upon first being elected or appointed as a director of the Company, and thereafter, on the first business day after the Company's annual meeting of shareholders, that each non-employee director of the Company automatically receives a combined stock option and restricted stock award in each year during the existence of the 1994 Director Plan. The award is intended to deliver a greater portion of director compensation in the form of equity, with the aggregate award providing an annual economic value of $20,000. The annual economic value is equally divided between restricted stock awards and stock options, with the basis for the division as follows: the restricted stock shares at the fair market value on date of award, and the stock options valued by an outside compensation consultant, based on a recognized stock option valuation model.

     The exercise price for options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant. The shares of Class A common stock granted to non-employee directors in the form of restricted stock awards, can not be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

ADJUSTMENTS

     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spinoff, recapitalization or other distribution affecting the Class A common stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board may, in such manner as it deems equitable, adjust any or all of
(i) the number and type of shares that may be issued under the 1994 Director Plan, and (ii) the number and type and exercise price of shares subject to outstanding options. Adjustments will be made only as necessary, with respect to options, to maintain the proportionate interest of the option holder and preserve, without exceeding the value of such option and, with respect to stock awards subject to grant, to maintain the relative proportionate interest represented by such shares immediately prior to any such event.

AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the 1994 Director Plan at any time, except that no such action may adversely affect any outstanding award without the approval of the participant. No award can be made under the 1994 Director Plan after January 27, 2004.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. The grant of a stock option under the 1994 Director Plan creates no income tax consequences to the non-employee director or the Company. A non-employee director generally recognizes ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class

A common stock at such time over the exercise price. The Company is entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Class A common stock gives rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss is a long-term capital gain or loss if the Class A common stock has been held for more than the required holding period for income tax purposes from the date of exercise.

     Stock Awards. A non-employee director recognizes ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award. The Company is entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any cash dividends received with respect to the restricted stock are treated as dividend income to the participant in the year of payment and are not deductible by the Company. Any otherwise taxable disposition of the restricted stock results in capital gain or loss (long-term or short-term depending on the holding period).

     On February 1, 2001, 3,000 stock options and 1,600 shares of restricted stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton, Rupp and London).

VOTE REQUIRED

     The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the proposed amendment to the 1994 Director Plan. Any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions), will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the proposal.

     The Board recommends a vote "FOR" the proposed amendment to the 1994 Director Plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendment, unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

                              CERTAIN TRANSACTIONS

     The Company purchases certain services from S.C. Johnson & Son, Inc. and other organizations controlled by Samuel C. Johnson, a director of the Company, and the Johnson Family (including Helen P. Johnson-Leipold, Chairman and Chief Executive Officer of the Company) including consulting and administrative services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during the fiscal year ended September 28, 2001 was approximately $546,000.

                              INDEPENDENT AUDITORS

     On May 3, 2001, the Company notified KPMG LLP ("KPMG") that its appointment as principal accountants would be terminated effective upon completion of KPMG's limited review of the Company's results for the second quarter of the fiscal year ended September 28, 2001. Prior to this dismissal, KPMG was engaged by the Company as the principal accountants to audit the Company's financial statements. The Company's Audit Committee approved the decision to change independent accountants.

     The reports of KPMG on the financial statements for the two fiscal years immediately prior to KPMG's dismissal contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with KPMG's audits for the two fiscal years immediately prior to KPMG's dismissal and through May 3, 2001, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their report on the financial statements for such years.

     On May 3, 2001, the Company engaged Arthur Andersen LLP ("Andersen") to serve as independent auditors for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ended September 28, 2001. During the two fiscal years immediately preceding the engagement of Andersen and through May 3, 2001, the Company had not consulted with Andersen regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     In connection with the fiscal year ended September 28, 2001, KPMG and Andersen provided various audit and non-audit services to the Company and billed the Company for these services as follows:

     a) Audit Fees. Aggregate fees billed to the Company by KPMG for professional services rendered for the review of the Company's financial statements for the fiscal year ended September 28, 2001 totaled $47,500. Aggregate fees billed to the Company by Andersen for professional services rendered for the audit and review of the Company's financial statements for the fiscal year ended September 28, 2001 totaled $279,060.

     b) Financial Information Systems Design and Implementation Fees. KPMG did not render any services to the Company respecting financial information systems design and implementation during the fiscal year ended September 28, 2001. Andersen did not render any services to the Company respecting financial information systems design and implementation during the fiscal year ended September 28, 2001.

     c) All Other Fees. KPMG did not render any non-audit services to the Company during the fiscal year ended September 28, 2001. Aggregate fees billed to the Company by Andersen for non-audit services rendered for the fiscal year ended September 28, 2001 to the Company, including tax related services, totaled $119,639.

     The Audit Committee has considered whether the provision of the non-audit services related to sections (b) and (c) above was compatible with maintaining the independence of KPMG and Andersen and determined that such services did not adversely affect the independence of KPMG or Andersen.

     Representatives of Andersen will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Board of Directors will not choose independent public accountants for the purpose of auditing the consolidated financial statements of the Company for the year ending September 27, 2002 until after the 2002 Annual Meeting of Shareholders.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for presentation at the 2003 Annual Meeting of Shareholders must be received at the offices of the Company, 1326 Willow Road, Sturtevant, Wisconsin 53177 by September 16, 2002 for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise intends to present business at the 2003 Annual Meeting of Shareholders must comply with the requirements set forth in the Company's Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of
(i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2003 Annual Meeting of Shareholders but do not intend to have included in the Company's proxy statement and form of proxy for such meeting) prior to the close of business on December 22, 2001 (assuming a February 19, 2003 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2003 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2003 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. The 2003 Annual Meeting of Shareholders is tentatively scheduled to be held on February 19, 2003.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and more than 10% shareholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended September 28, 2001, all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis, except that the statements of beneficial ownership of securities on Form 5 for Patrick
J. O'Brien, President and Chief Operating Officer, and for Mamdouh Ashour, Group Vice President, were inadvertently filed late.

                                 OTHER MATTERS

     The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the fiscal year ended September 28, 2001. This Form 10-K will be bound with the Company's 2001 Annual Report to Shareholders and mailed to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Other requests for copies of the Form 10-K should be addressed to the Secretary, Johnson Outdoors Inc., 1326 Willow Road, Sturtevant, Wisconsin 53177 or via the internet to: corporate@johnsonoutdoors.com.

     The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock of the Company.

     Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors

                                      /s/ PAUL A. LEHMANN
                                          PAUL A. LEHMANN
                                          Secretary

CLASS A COMMON STOCK                PROXY

                              JOHNSON OUTDOORS INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Tuesday, February 19, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.





               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

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



                                              JOHNSON OUTDOORS INC. 2002 ANNUAL MEETING

1.   ELECTION OF DIRECTORS                                                           [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
     By Holders of Class A common stock   1- TERRY E. LONDON   2 - JOHN M. FAHEY, JR.    listed to the left      to vote for all
                                                                                         (except as specified    nominees listed to
                                                                                         below).                 the left.

                                                                                 ---------------------------------------------------
(Instructions: To withhold authority to vote for any individual nominee,         |                                                 |
write the number(s) of the nominee(s) in the box provided to the right.) ------> |                                                 |
                                                                                 ---------------------------------------------------

2.   Approval of the proposed amendment to the Johnson Outdoors Inc. 1987
     Employees' Stock Purchase Plan to increase the number of shares              [ ] FOR          [ ] AGAINST      [ ] ABSTAIN
     of Class A common stock authorized for issuance from 150,000 to
     210,000.

3.   Approval of the proposed amendment to the Johnson Outdoors Inc. 1994         [ ] FOR          [ ] AGAINST      [ ] ABSTAIN
     Non-Employee Director Stock Ownership Plan to increase the number of shares of Class A common stock authorized for issuance from 100,000 to 150,000.

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
     Meeting.

Check appropriate box                       Date:                                         NO. OF SHARES
Indicate changes below:                          --------------------------
Address Change?     [ ]   Name Change?    [ ]                                    ---------------------------------------------------
                                                                                 |                                                 |
                                                                                 ---------------------------------------------------

                                                                                  SIGNATURE(S) IN BOX

                                                                                  Note: Please sign exactly as your name appears
                                                                                  on your stock certificate. Joint owners should
                                                                                  each sign personally. A corporation should sign
                                                                                  full corporate name by duly authorized officers
                                                                                  and affix corporate seal, if any. When signing as
                                                                                  attorney, executor, administrator, trustee or
                                                                                  guardian, give full title as such.
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


CLASS B COMMON STOCK                PROXY

                              JOHNSON OUTDOORS INC.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 1326 Willow Road, Sturtevant, Wisconsin, on Tuesday, February 19, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.





               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED




                                              JOHNSON OUTDOORS INC. 2002 ANNUAL MEETING

1.   ELECTION OF DIRECTORS                                                            [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
     By Holders of Class B common  1- SAMUEL C. JOHNSON   2 - HELEN P. JOHNSON-LEIPOLD    listed to the left      to vote for all
     stock                         3- THOMAS F. PYLE, JR. 4 - GREGORY E. LAWTON           (except as specified    nominees listed to
                                                                                          below).                 the left.

                                                                                 ---------------------------------------------------
(Instructions: To withhold authority to vote for any individual nominee,         |                                                 |
write the number(s) of the nominee(s) in the box provided to the right.) ------> |                                                 |
                                                                                 ---------------------------------------------------

2.   Approval of the proposed amendment to the Johnson Outdoors Inc. 1987
     Employees' Stock Purchase Plan to increase the number of shares of           [ ] FOR          [ ] AGAINST        [ ] ABSTAIN
     Class A common stock authorized for issuance from 150,000 to 210,000.

3.   Approval of the proposed amendment to the Johnson Outdoors Inc. 1994         [ ] FOR          [ ] AGAINST        [ ] ABSTAIN
     Non-Employee Director Stock Ownership Plan to increase the number of shares of Class A common stock authorized for issuance from 100,000 to 150,000.

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
     Meeting.

Check appropriate box                           Date:                                         NO. OF SHARES
Indicate changes below:                              ---------------------------
Address Change?     [ ]   Name Change?     [ ]                                   ---------------------------------------------------
                                                                                 |                                                 |
                                                                                 ---------------------------------------------------

                                                                                      SIGNATURE(S) IN BOX

                                                                                      Note: Please sign exactly as your name appears
                                                                                      on your stock certificate. Joint owners should
                                                                                      each sign personally. A corporation should
                                                                                      sign full corporate name by duly authorized
                                                                                      officers and affix corporate seal, if any.
                                                                                      When signing as attorney, executor,
                                                                                      administrator, trustee or guardian, give full
                                                                                      title as such.

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